  FORM 8-K Cover Page
  Items Reported
  Signatures

SECURITITES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2003

DOWNEY FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	33-0633413 (I.R.S. Employer Identification No.)

Commission File Number: 1-13578

3501 Jamboree Road
Newport Beach, California 92660
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (949) 854-0300

Item 7.  Financial Statements and Exhibits.

(c) Exhibits

99.1  Press release dated August 18, 2003 reporting monthly selected financial data for the thirteen months ended July 31, 2003.

Item 9.  Regulation FD Disclosure.

The Registrant hereby incorporates by reference into this Item 9 the monthly selected financial data for the thirteen months ended July 31, 2003 attached as Exhibit 99.1.

This information is being presented by management of the Registrant in response to the request of various analysts and investors for additional information.

A discussion of the Registrant’s overall business and financial performance can be found in the Registrant’s other reports filed with the Securities and Exchange Commission. Given that the information in this filing relates only to selected financial data, analysts and investors should not place undue reliance on the enclosed data. The Registrant undertakes no obligation to publicly update or revise the information contained herein, although it may do so from time to time as management of the Registrant believes is warranted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Downey Financial Corp.
Date: August 18, 2003	By /s/ Thomas E. Prince Thomas E. Prince Executive Vice President and Chief Financial Officer